Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 30, 2024 (this “Amendment”), is by and among Commercial Metals Company, a Delaware corporation (the “Company”), the Guarantors party hereto, the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).

BACKGROUND

A. The Company, CMC INTERNATIONAL FINANCE, a société à responsabilité limitée having its registered office at 1, rue Pletzer, L-8080 Bertrange, Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B-161680, a company organized and existing under the laws of Luxembourg as a société à responsabilité limitée (the “Foreign Borrower”), the Lenders, and the Administrative Agent, are parties to that certain Sixth Amended and Restated Credit Agreement, dated as of October 26, 2022 (such agreement, as amended, supplemented or modified prior to the effectiveness of this First Amendment, the “Existing Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement or in the Amended Credit Agreement (as defined below), as the case may be.

B. The Company has requested that the Administrative Agent and the Lenders amend the Existing Credit Agreement to (i) extend the maturity, (ii) release the Foreign Borrower as a “Borrower” under the Existing Credit Agreement, (iii) release the Foreign Guaranty and (iv) make certain revisions to the terms and conditions of the Existing Credit Agreement as specifically set forth in this Amendment (the Existing Credit Agreement, as amended hereby, the “Amended Credit Agreement”).

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company, the Lenders and the Administrative Agent hereby agree as follows:

§1. Release of Foreign Borrower and Foreign Guarantor.

(a) Each of the Lenders (including in its capacities as a potential Cash Management Bank, a potential Hedge Bank and a potential Trade Bank) and each L/C Issuer irrevocably authorize the Administrative Agent to (i) release the Foreign Borrower and the Foreign Guarantor from all Foreign Obligations under the Existing Credit Agreement, (ii) release the Foreign Borrower as a “Borrower” under the Existing Credit Agreement, and (iii) release the Foreign Guaranty.

(b) All references to the Foreign Borrower contained in the Guaranty, the Security Agreement and each other Loan Document shall be deleted and have no further force or effect. Any and all references in the Loan Documents to “Borrowers” or “Borrower” regardless of whether preceded by the term a, any, each, such, all, and/or, or any similar term shall be deemed to refer to the Company, individually.

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT - Page 1

§2. Amendment to Credit Agreement. The Existing Credit Agreement (excluding the Schedules and Exhibits thereto) is hereby amended in its entirety and replaced with the document attached hereto as Annex I. Upon the First Amendment Effective Date (as defined in the Amended Credit Agreement), all of the Obligations incurred under the Existing Credit Agreement (other than the Foreign Obligations which, for the avoidance of doubt, have been released pursuant to Section 1 of this Amendment) shall, to the extent outstanding on the First Amendment Effective Date, continue to be outstanding under the Amended Credit Agreement and shall not be deemed to be paid, released, discharged or otherwise satisfied by the execution of this First Amendment, and this First Amendment shall not constitute a substitution or novation of such Obligations or any of the other rights, duties and obligations of the parties hereunder.

§3. Amendment to Restate Schedules and Exhibits.

(a) Schedules 2.01(a) and 5.13 to the Existing Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Schedules 2.01(a) and 5.13 to Annex II.

(b) Exhibits A, B , C-2, F-2 and J to the Existing Credit Agreement are hereby amended in their entirety and replaced with the documents attached hereto as Exhibits A, B, C-2, F-2 and J to Annex II.

§4. Conditions to Effectiveness. This Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions:

(a) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by the Company, each Guarantor and the Lenders;

(b) the Administrative Agent shall have received a Corporate Secretary’s Certificate of the Company, containing current Organization Documents and a certified resolution of the Company authorizing the execution, delivery and performance of this Amendment;

(c) the Administrative Agent shall have received favorable opinions of counsel to the Company (including an in-house counsel opinion and an opinion of Haynes & Boone LLP) covering the matters set forth in Sections 5(c), (d) and (e) hereof and such other matters as reasonably requested by the Administrative Agent and its legal counsel;

(d) the Administrative Agent shall have received for its benefit and for the benefit of each Lender the fees in immediately available funds as agreed upon by the Borrower, the Arranger, the Administrative Agent and the Lenders;

(e) the Administrative Agent shall have received, in form and substance reasonably acceptable to it, (i) updated incumbency certificates and (ii) a certification as to the representations and warranties set forth in Sections 5(a) and (b) hereof;

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(f) the Administrative Agent shall have received all invoiced out of pocket fees and expenses due and owing in connection with this Amendment to the extent invoiced at least one (1) Business Day prior to the date of this Amendment;

(g) unless waived by the Administrative Agent, the Company shall have paid all reasonable invoiced fees and expenses of the Administrative Agent’s counsel, Greenberg Traurig, LLP to the extent invoiced at least one (1) Business Day prior to the date of this Amendment; and

(h) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

§5. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the representations and warranties of (i) the Borrower contained in Article V of the Amended Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) on and as of the date of this Amendment, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) as of such earlier date, and (ii) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement;

(b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c) (i) the Borrower has full power and authority to execute and deliver this Amendment, (ii) this Amendment has been duly executed and delivered by the Company and (iii) this Amendment and the Existing Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy, solvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity;

(d) neither the execution, delivery and performance of this Amendment or the Existing Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (i) violate any Applicable Law, (ii) conflict with any Organization Documents of the Borrower, or (iii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject, except in the case of the preceding clause (iii) to the extent that any such violation, conflict, breach, contravention or creation would not reasonably be expected to have a Material Adverse Effect; and

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(e) no approval, consent, exemption, authorization, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for (i) the execution, delivery or performance by the Borrower of this Amendment, or (ii) the acknowledgement by any Guarantor of this Amendment.

§6. No Other Amendments, etc. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Existing Credit Agreement and the other Loan Documents (as amended and restated in connection herewith, if applicable) remain unchanged, and (b) all of the terms and conditions of the Existing Credit Agreement, as amended hereby, and of the other Loan Documents (as amended in connection herewith, if applicable) are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower, or of any other Person under the Existing Credit Agreement or any of the other Loan Documents except as expressly set forth herein or pursuant to a written agreement executed in connection herewith. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or any Lender to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Amended Credit Agreement or the other Loan Documents.

§7. Guarantor’s Acknowledgment. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) joins this Amendment for the purpose of consenting to and being bound by the provisions thereof, (c) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (d) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Secured Obligations of the Borrower under the Existing Credit Agreement, as amended pursuant to the terms of the Amendment, (e) agrees that the Collateral Documents continue to be in full force and effect and are not impaired or adversely affected in any manner whatsoever, (f) confirms its grant of security interests pursuant to the Collateral Documents to which it is a party as Collateral for the Secured Obligations, (g) acknowledges that all Liens granted (or purported to be granted) pursuant to the Collateral Documents remain and continue in full force and effect in respect of, and to secure, the Obligations, (h) acknowledges and agrees that as of the date of the foregoing Amendment, such Guarantor (i) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (ii) has no offsets against, or defenses or counterclaims to, its Guaranty.

§8. Reference to the Existing Credit Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Amended Credit Agreement, as affected and amended hereby. This Amendment shall be a Loan Document.

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(b) The Existing Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

§9. Costs, Expenses and Taxes. The Company agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

§10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

§11. Governing Law; Binding Effect. This Amendment shall be deemed to be a contract made under and governed by and continued in accordance with the internal laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law. The terms of the Existing Credit Agreement with respect to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

§12. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

§13. ENTIRE AGREEMENT. THE EXISTING CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

COMMERCIAL METALS COMPANY, as Borrower

By:	/s/ Matthew McClellan
Name:	Matthew McClellan
Title:	Treasurer

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Melanie Brichant
Name:	Melanie Brichant
Title:	AVP

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Scott Blackman
Name:	Scott Blackman
Title:	Senior Vice President

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

CITIBANK, N.A.,
as a Lender and an L/C Issuer

By:	/s/ Nelson Costello
Name:	Nelson Costello
Title:	Authorized Signer

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel Kinasz
Name:	Daniel Kinasz
Title:	Executive Director

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Daniel Scherling
Name:	Daniel Scherling
Title:	Vice President

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

TRUIST BANK,
as a Lender

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Sam Schuessler
Name:	Sam Schuessler
Title:	Assistant Vice President

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

BMO BANK N.A.,
as a Lender

By:	/s/ Kendal B. Kumzi
Name:	Kendal B. Kumzi
Title:	Director

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kara P. Van Duzee
Name:	Kara P. Van Duzee
Title:	Senior Vice President

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Alex Federbusch
Name:	Alex Federbusch
Title:	Duly Authorized Signatory

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

REGIONS BANK,
as a Lender

By:	/s/ Tyler Nissen
Name:	Tyler Nissen
Title:	Vice President

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Managing Director

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

ACKNOWLEDGED AND AGREED:

GUARANTORS:	COMMERCIAL METALS COMPANY

	By:	/s/ Matthew McClellan
	Name:	Matthew McClellan
	Title:	Treasurer

STRUCTURAL METALS, INC. C M C STEEL FABRICATORS, INC. SMI STEEL LLC OWEN ELECTRIC STEEL COMPANY OF SOUTH CAROLINA SMI-OWEN STEEL COMPANY, INC. CMC STEEL US, LLC CMC STEEL OKLAHOMA, LLC

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Treasurer

CMC GH, LLC

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	President

CMC TENSAR HOLDINGS INC.

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement

TENSAR CORPORATION TENSAR HOLDINGS, LLC TAC HOLDCO, INC. GEOPIER FOUNDATION COMPANY, INC. TENSAR INTERNATIONAL, LLC TENSAR INTERNATIONAL CORPORATION

By:	/s/ Thierry Amat
Name:	Thierry Amat
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement